EXHIBIT 10.1

                              Consultant Agreement

     THIS AGREEMENT is by and between WORLDWIDE WEB DESIGNERS, INC. (hereinafter "Consultant") and , e-PAWN, Inc. (hereinafter "Company").

     WHEREAS, Consultant has expertise in the area of computer programming, website design, and e-commerce marketing; and

     WHEREAS, Company wants Consultant to provide services to Company in the above- identified area and Consultant has expressed a willingness to provide such services to Company.

     NOW, THEREFORE, in consideration of the terms and conditions contained herein, the parties hereto agree as follows:

     1. Consultant agrees to provide consulting services to Company in the area of computer programming during the period from January 1, 2000 to December
31, 2005, or over another mutually agreeable period. Either party may terminate this Agreement by giving the other party 180 days' written notice of its intent to terminate the Agreement. Consultant's services shall be scheduled by mutual agreement.

     2. Company agrees to pay Consultant a fee of $50,000.00 per month for consulting services performed under the terms of this Agreement and to reimburse Consultant for all pre- approved expenses incurred in the performance of services under this Agreement, including third party consultants, travel, and contract services.

     3. In connection with the acquisition of the Company by Wasatch International Corp., the Company shall arrange for Wasatch International Corp. to issue all of the shares available under its Stock Program and covered by its S-8 Registration Statement to Worldwide Web Designs, Inc. and Jenny Martin and Steve Bazsuly in consideration for consulting services related to this transaction. In addition, the Company will adopt an incentive compensation and stock program for key employees and consultants.

     4. Consultant agrees to disclose promptly and in writing to Company all inventions, discoveries, improvements or designs that are conceived or made by Consultant based upon services provided to Company under this Agreement or upon information to which Consultant has access to as a result of visitations to Company facilities or discussions with Company employees. Consultant agrees that such inventions, discoveries, improvements or designs shall be the exclusive property of Company, whether or not patent applications are filed thereon. Consultant hereby assigns to Company all rights, title, and interest in and to such inventions, discoveries, improvements, and designs.

     5. Consultant agrees to perform any acts and execute at Company's request, and at no expense to Consultant, any and all papers and instruments that Company considers reasonably necessary to perfect and protect Company's rights, title, and interest in and to inventions, discoveries, improvements, and designs covered by Paragraph 4 above.

     6. Consultant agrees that, unless expressly authorized by Company to do so, Consultant shall not either during or after completion of services for Company, except as provided for herein, (a) disclose to any third party, (b) use for Consultant's benefit or the benefit of others, or (c) publish information that is secret or confidential to Company (hereinafter "Information"). Such Information includes, but is not limited to, information disclosed by Company to Consultant in connection with this Agreement, whether written, oral, or obtained by viewing Company's premises, data, and information generated as a result of the Consultant's services to Company, computer programs,

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knowledge, and data relating to processes, machines, compounds and compositions, formulae, research efforts, business plans and marketing and sales information originated, owned, controlled, or possessed by Company. This obligation of confidentiality and nonuse shall not apply to (a) Information that at the time of the disclosure is in the public domain; (b) Information that, after disclosure, becomes part of the public domain by publication or otherwise, except by breach of this Agreement by Consultant; (c) Information that Consultant can establish by reasonable proof was in Consultant's possession at the time of disclosure; or (d) Information that Consultant receives from a third party who has a right to disclose it to Consultant.

     7. Consultant agrees that items (including, but not limited to, products, data sheets, reports, memoranda, notes, records, plots, sketches, plans, and other tangible items) that Consultant possesses, or to which Consultant is given access, as a direct result of contacts with and services for Company shall at all times be recognized as the exclusive property of Company. Consultant further agrees that at no time, without express authorization from Company, shall Consultant make such items available to third parties and that Consultant shall, upon termination or expiration of this Agreement, deliver promptly to Company any such items (including copies thereof) that are in Consultant's possession.

     8. Consultant agrees that all writings, reports, drawings, models, photographs, engineering drawings, sketches, sound recordings, audio visual recordings, and other creative works prepared by Consultant under this Agreement shall be deemed to have been prepared for Company and shall be considered as a work made for hire and all rights and the copyright therefore shall be owned by Company. Consultant hereby assigns to Company all rights, title, and interest in and to said copyright in the United States and elsewhere, including all rights to registration, publication, rights to create derivative works, and all other rights that are incident to copyright ownership. In the event that any court holds such creative works not to be works for hire, Consultant agrees to assign such creative works to Company at Company's request in consideration of the consulting fees paid hereunder.

     9. Consultant agrees that the fees, reimbursement of expenses, and other compensation received pursuant to the terms herein shall be full consideration and compensation for Consultant's services and for inventions, copyrights, discoveries, improvements, designs, and other creative works assigned by Consultant to Company hereunder.

     10. Consultant understands and agrees that any information given or disclosed by Consultant to Company during service to Company and discussions with Company employees shall be deemed to have been given to Company voluntarily and not in confidence, unless otherwise designated.

     11. Consultant represents and warrants to Company that Consultant has the right to enter into this Agreement without breaching or violating any fiduciary, contractual, or statutory obligations owed to another.

     12.  All  notices  and  other   communications  to  Company  regarding  the
consulting services provided for herein shall be addressed to:




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                  Name:             e-Pawn, Inc.

                  Address:          steveb@epawninc.com

                  Attention:        Steve Bazsuly

and shall be designated as confidential. All notices and other communications to Consultant regarding the consulting services provided for herein shall be addressed to:

                  Name:             Worldwide Web Designers, Inc.

                  Address:          jennym@ispchannel.com

                  Attention:        Jenny  Martin

     13. Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee, or a joint venture relationship between Consultant and Company. Consultant will be regarded as an independent contractor in all matters pertaining to services performed for Company. Neither party shall incur any liabilities or any obligation of any kind (express or implied) for the other, except to the extent, if at all, specifically provided herein. It is understood that Consultant will be responsible for all income, social security, self-employment, payroll, and any other state and federal taxes.

     14. This Agreement is divisible and separable. If any provision of this Agreement is held to be or becomes invalid, illegal, or unenforceable, such provision or provisions shall be reformed to approximate as nearly as possible the intent of the parties, and the remainder of this Agreement shall not be affected thereby and shall remain valid and enforceable to the greatest extent permitted by law.

     15. This Agreement may be amended or modified only by an instrument in writing duly executed by the parties hereto.

     16. The provisions relating to limited use of information, confidentiality, inventions, discoveries, improvements, or designs shall survive the expiration or termination of this Agreement.

     17. The terms of this Agreement may be waived only by a written instrument expressly waiving such term or terms and executed by the party waiving compliance, except as provided for in Paragraph 4 relating to inventions. The waiver of any term or condition of this Agreement by either party hereto shall not constitute a modification of this Agreement, nor prevent a party hereto from enforcing such term or condition in the future with respect to any subsequent event, nor shall it act as a waiver of any other right accruing to such party hereunder.

     18. This Agreement shall be construed according to the laws of the state of Florida.





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     19. This Agreement  embodies the entire  understanding  between the parties and supersedes and replaces any and all prior understandings, arrangements, and/or agreements, whether written or oral, relating to the subject matter hereof.

     20. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, executors, administrators, successors, and permitted assigns, provided, however, that this Agreement and the obligations hereunder shall not be delegated or assigned by Consultant without prior written permission from Company.

     21. Each party agrees not to use the name of the other party in any commercial activity, advertising, or sales brochures except with the prior written consent of the other party.

     22. Each party shall, at the request of the other party, execute any document reasonably necessary to implement the provisions of this Agreement.

     23. This Agreement may be signed in two counterparts, provided that each party receives a copy fully signed by the other party.

     IN WITNESS WHEREOF, the parties caused this Agreement to be duly executed by their duly authorized representatives.

                                                   WORLDWIDE WEB DESIGNERS, INC.

                                                    BY       /S/ JENNIFER MARTIN
                                                             -------------------
                                                                    Jenny Martin

                                                     E-PAWN, INC.

                                                     BY      /S/ STEVE BAZSULY
                                                             -------------------
                                                                   Steve Bazsuly